                                                                   Exhibit 10.39


                     FOURTH AMENDMENT TO MASTER AGREEMENT

     This FOURTH AMENDMENT TO MASTER AGREEMENT, dated as of March 14, 2002 (this "Amendment"), is among PERRY ELLIS INTERNATIONAL, INC., a Florida corporation
 ---------
("Lessee"), SUP JOINT VENTURE, a Florida general partnership, ("Lessor"),
  ------                                                        ------
SUNTRUST BANK, a Georgia banking corporation (formerly known as SunTrust Bank, Miami, N.A.), as a Lender and as the Agent (each as defined below), and ISRAEL DISCOUNT BANK LIMITED, MIAMI AGENCY, as a Lender.

                                   BACKGROUND
                                   ----------

     1. Lessee, Lessor, Funding Parties and the Agent are parties to that certain Master Agreement, dated as of August 28, 1997, as amended by the First Amendment to Master Agreement and Leases, dated as of April 2, 1999, the Second Amendment to Master Agreement, dated as of August 19, 1999, and the Third Amendment to Master Agreement, dated as of April 7, 2000 (the "Master
                                                                ------
Agreement").
---------

     2. The parties hereto desire to amend the Master Agreement in certain respects as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Definitions. Capitalized terms used in this Amendment and not
                -----------
otherwise defined herein shall have the meanings assigned thereto in Master Agreement.

     SECTION 2. Representations. The Lessee hereby represents and warrants that,
                ---------------
after giving effect to this Amendment, (i) the representations and warranties of the Lessee set forth in the Master Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof and (ii) no Event of Default or Potential Event of Default shall have occurred and be continuing.

     SECTION 3. Financial Covenant.  Lessee hereby acknowledges that, prior to
                ------------------
giving effect to this Amendment, Lessee is in default under Section 5.20(a) of
                                                            ---------------
the Master Agreement for the fiscal period ending on January 31, 2002. The Agent and the Funding Parties hereby waive such Event of Default under Section
                                                                       -------
5.20(a), but the Agent and the Funding Parties expressly reserve their rights
-------
and remedies with respect to any other Potential Event of Default or Event of Default, including, without limitation, any Potential Event of Default or Event of Default with respect to Section 5.20(a) of the Master Agreement arising after
                           ---------------
January 31, 2002. Lessee hereby acknowledges and agrees that the execution and delivery of this Amendment has not established any course of dealing between Lessee and the Agent and the Funding Parties or any obligation of the Agent or any Funding Party with respect to any future restructuring or modification of the

Master Agreement or the other Operative Documents or the exercise of the Agent's or any Funding Party's rights and remedies thereunder.

    SECTION 4. Certain Documents.  In order to induce the Agent and each Funding
               -----------------
Party to enter into this Amendment and grant the accommodations set forth herein, Lessee hereby covenants and agrees as follows:

          (a)  Acquisition Documents. Lessee shall furnish to the Agent, (i)
               ---------------------
promptly following the execution thereof and in any event prior to the Jantzen Acquisition Date, true, complete and correct copies of the executed Jantzen Acquisition Agreement, which Jantzen Acquisition Agreement shall be in the form of the draft Jantzen Acquisition Agreement delivered to the Agent on the date of this Amendment, except for revisions thereto that do not adversely affect the Agent or the Funding Parties in any respect, and (ii) on the Jantzen Acquisition Date, final versions (in unexecuted form) of such Jantzen Acquisition Documents as the Agent may request, each of which shall be, upon and after its execution and delivery, in full force and effect.

          (b)  Senior Note Documents. Lessee shall furnish to the Agent, (i)
               ---------------------
promptly following the issuance thereof and in any event prior to the incurrence of the Senior Note Debt, true, complete and correct copies of the Senior Note Offering Memorandum, which Senior Note Offering Memorandum shall be in the form of the draft Senior Note Offering Memorandum delivered to the Agent on the date of this Amendment, except for revisions thereto that do not adversely affect the Agent or the Funding Parties in any respect, and (ii) on or prior to the Jantzen Acquisition Date, final versions (in unexecuted form) of such Senior Note Documents as the Agent may request, each of which shall be, upon and after its execution and delivery, in full force and effect.

    SECTION  5. Conditions to Consent.  Based on Lessee's representations,
                ---------------------
warranties, covenants and agreements set forth in this Amendment and the other Operative Documents, including the covenants and agreements set forth in Section
                                                                         -------
4 above, the Agent and the Funding Parties hereby consent to the contemporaneous
-
consummation of the Jantzen Acquisition and the incurrence of the Senior Note Debt on the Jantzen Acquisition Date, subject to the following conditions:

          (a) No Potential Event of Default or Event of Default shall exist after giving effect to the consummation of the Jantzen Acquisition and the incurrence of the Senior Note Debt.

          (b) After giving pro forma effect to the consummation of the Jantzen Acquisition and the incurrence of the Senior Note Debt, Lessee shall be in compliance with each of the financial covenants set forth in Section 5.20 of the
                                                             ------------
Master Agreement (as amended hereby), and the Agent shall have received a certificate and supporting calculations from the Financial Officer evidencing such compliance.

          (c) On the Jantzen Acquisition Date, (i) the Agent shall have received true and complete executed or conformed copies of the Senior Note Documents; (ii) the Senior Note Documents shall be in full force and effect and no material term or condition thereof shall have been amended, modified or waived after the execution thereof (other than solely to extend the date by which the Senior Note Debt is to be incurred) except with the prior written consent of the Agent; (iii) none of the parties to any of the Senior Note Documents shall have failed to perform any material obligation or covenant required by such Senior Note Document to be performed or complied with by it on or before the Jantzen Acquisition Date; (iv) all requisite approvals by Governmental Authorities and regulatory bodies having jurisdiction over the parties to the Senior Note Documents in respect of the Senior Note Offering shall have been obtained by such parties, and no such approvals shall impose any unsatisfied conditions to the incurrence of the Senior Note Debt; (v) the incurrence of the Senior Note Debt pursuant to the Senior Note Offering shall be consummated (A) in accordance with all applicable laws and the terms of the Senior Note Offering Memorandum, and (B) pursuant to the Senior Note Documents in form consistent with the Senior Note Offering Memorandum and otherwise satisfactory to the Agent, without any amendment or waiver of any material provision thereof; (vi) all opinion letters delivered in connection with the Senior Note Documents and the transactions contemplated thereby shall be addressed to the Agent, for the benefit of the Funding Parties, or accompanied by a written authorization from the firm delivering such opinion letter stating that the Agent, for the benefit of the Funding Parties, may rely on such opinion letter as though it were addressed to it; and (vii) the Agent shall have received the duly executed and delivered Intercreditor Agreement in substantially the form attached to this Amendment as Exhibit A (the "Trademark
                                                     ---------       ---------
Intercreditor Agreement").
-----------------------

          (d) On the Jantzen Acquisition Date, (i) the Agent shall have received true and complete executed or conformed copies of the Jantzen Acquisition Documents; (ii) the Jantzen Acquisition Documents shall be in full force and effect and no material term or condition thereof shall have been amended, modified or waived after the execution thereof (other than solely to extend the date by which the Jantzen Acquisition is required to occur) except with the prior written consent of the Agent; (iii) none of the parties to any of the Jantzen Acquisition Documents shall have failed to perform any material obligation or covenant required by such Jantzen Acquisition Document to be performed or complied with by it on or before the Jantzen Acquisition Date; (iv) all material representations and warranties of the Jantzen Sellers contained in the Jantzen Acquisition Agreement and the other Jantzen Acquisition Documents shall be true and correct in all material respects with the same effect as though made on and as of the Jantzen Acquisition Date; (v) all requisite approvals by Governmental Authorities and regulatory bodies having jurisdiction over the parties to the Jantzen Acquisition Agreement in respect of the Jantzen Acquisition shall have been obtained by such parties (other than the completion of any assignments of record of Intellectual Property being transferred by VF Canada, Inc. to Jantzen Apparel or Lessee, which assignments Lessee shall diligently pursue to completion), and no such approvals shall impose any unsatisfied conditions to the consummation of the Jantzen Acquisition; (vi) the Jantzen Acquisition shall have been consummated (A) in accordance with all applicable laws and the terms of the Jantzen Acquisition Agreement, and (B) pursuant to the

Jantzen Acquisition Documents in form consistent with the Jantzen Acquisition Agreement and otherwise satisfactory to the Agent, without any amendment or waiver of any material provision thereof; (vii) all opinion letters, if any, delivered in connection with the Jantzen Acquisition Documents and the transactions contemplated thereby shall be addressed to the Agent, for the benefit of the Funding Parties, or accompanied by a written authorization from the firm delivering such opinion letter stating that the Agent, for the benefit of the Funding Parties, may rely on such opinion letter as though it were addressed to it; and (viii) the Agent shall have received the consent and acknowledgment of the Jantzen Sellers with respect to the Jantzen Acquisition Documents Assignment.

          (e) The Agent shall have received a certificate from Lessee's President or Financial Officer, together with such other evidence satisfactory to the Agent, that each of the conditions set forth in clauses (a) through (d)
                                                       -----------         ---
above shall have been satisfied.

          (f) Lessee shall have delivered to the Agent a stand-by letter of credit issued by Bank of America, N.A. in form and substance reasonably satisfactory to the Agent with a stated amount equal to $5,500,000.

          (g) The Jantzen Acquisition and the incurrence of the Senior Note Debt pursuant to the Senior Note Offering shall be consummated in accordance with the foregoing on or prior to March 30, 2002.

     SECTION 6.  Exercise of Purchase Option.  Lessee hereby irrevocably agrees
                 ---------------------------
that it shall exercise the Purchase Option under each of the Leases, in accordance with Article XIV of each of the Leases, on or prior to June 30, 2002; failure of Lessee to consummate such purchase in accordance with the Leases on or before June 30, 2002 shall constitute an immediate Event of Default. Lessee shall give the Agent not less than five business days' notice of the date, which shall be a Business Day, on which Lessee shall exercise the Purchase Option.

     SECTION 7.  Trademark Intercreditor Agreement. Subject to the satisfaction
                 ---------------------------------
of the conditions set forth in Section 5 of this Amendment, the Agent hereby
                               ---------
agrees to execute and deliver the Trademark Intercreditor Agreement to the Senior Note Trustee on the Jantzen Acquisition Date. The Funding Parties hereby authorize the Agent to execute and deliver the Trademark Intercreditor Agreement and such other agreements and documents in connection therewith as the Agent deems necessary or appropriate.

     SECTION 8.  Definitions. The Master Agreement is hereby amended by deleting
                 -----------
the definitions of "Funded Indebtedness", "General Permitted Liens", "Letter of Credit Facility", "Permitted Indebtedness", "Permitted Purchase Money Indebtedness" and "Restricted Payment" set forth in Appendix A thereto and
                                                    ----------
replacing them with the following:

          "Funded Indebtedness" means, without duplication, (a) all Indebtedness
           -------------------
     under the Revolving Loan Agreement, (b) the aggregate amount at any time of outstanding reimbursement obligations with respect to letters of credit (other than the Standby Letter of Credit, but including other Letters of Credit) and banker's acceptances issued by a Permitted Letter of Credit Bank or any other financial institution which have been drawn upon, (c) all Indebtedness under the Operative Documents, (d) all Senior Note Debt, (e) all High Yield Debt and (f) all other Indebtedness for Money Borrowed.

          "General Permitted Liens" means: (a) Liens securing taxes,
           -----------------------
     assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, but in all cases, only if payment shall not at the time be required to be made in accordance with Section 15.4 of the Master Agreement, (b) Liens
                             ------------
     consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or under surety or performance bonds, in each case arising in the ordinary course of business; (c) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of the Real Estate, which in the sole judgment of the Agent do not materially detract from the value of such Real Estate or impair the use thereof in the business of the Obligors; (d) Purchase Money Liens securing Permitted Purchase Money Indebtedness; (e) Liens in favor of any Permitted Letter of Credit Bank but only if such Liens shall at all times be (i) subordinate to the Agent's Liens in all Collateral other than Inventory (and related documents and insurance proceeds of such Inventory) acquired by the Borrowers (as defined in the Revolving Loan Agreement) through letters of credit issued by such Permitted Letter of Credit Bank, and (ii) subject to an Inventory Intercreditor Agreement; (f) Liens in favor of the Agent as security for Lessee's obligations arising under the Operative Document; (g) Liens arising under the Revolving Loan Agreement and the other Loan Documents (as defined in the Revolving Loan Agreement); (h) Liens arising out of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Obligors are fully protected by insurance or in respect of which the Obligors shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured, and as to which appropriate reserves have been established on the books of the Obligors; (i) the interest of the Factors in factored Receivables, provided Assignments of Factoring Credit Balances are then effective; and (j) Liens in favor of the Senior Note Trustee in the "Collateral" as described in the Senior Note Indenture as in effect on the original date thereof (but excluding any "Additional Collateral" as described therein), provided that such Liens shall at all times be subject to the Trademark Intercreditor Agreement.

          "Letter of Credit Facility" means the aggregate amount of $20,000,000,
           -------------------------
     which may be used for documentary Letters of Credit and standby Letters of Credit.

          "Permitted Indebtedness" means: (a) the Loans (as defined in the
           ----------------------
     Revolving Loan Agreement), (b) letter of credit and steamship guaranty facilities in the aggregate amount of up to $60,000,000 at any time with Permitted Letter of Credit Banks, (c) Indebtedness of up to $16,300,000 arising under the Operative Document or any refinancing thereof, (d) Permitted Purchase Money Indebtedness, (e) the High Yield Debt in an aggregate principal amount not to exceed $125,000,000, (f) other Subordinated Indebtedness, (g) Indebtedness of up to $75,000,000 under the Senior Note Indenture, (h) Permitted Acquisition Debt, and (i) Indebtedness under Interest Rate Protection Agreements.

          "Permitted Purchase Money Indebtedness" means Purchase Money
           -------------------------------------
     Indebtedness secured only by Purchase Money Liens and Capitalized Lease Obligations up to an aggregate amount outstanding at any time equal to $2,750,000.

          "Restricted Payment" means (a) any redemption, repurchase or
           ------------------
     prepayment (including any payment made to any Person to defease payment obligations under the High Yield Debt, the Senior Note Debt or any other Indebtedness) or other retirement, prior to the stated maturity thereof or prior to the due date of any regularly scheduled installment or amortization payment with respect thereto, of any Indebtedness of a Person (other than the Secured Obligations and trade debt), (b) any redemption, retirement or payment with respect to the High Yield Debt or any other Subordinated Indebtedness other than in accordance with the subordination agreement or provisions applicable thereto, and (c) the payment by any Person of the principal amount of or interest on any Indebtedness (other than trade debt) owing to an Affiliate of such Person.

     SECTION 9.  New Definitions. The Master Agreement is hereby amended by
                 ---------------
adding the following definitions to Appendix A:
                                    ----------

          "Bank" means Bank of America, N.A., and its successors and assigns.
           ----

          "Bank Inventory Intercreditor Agreement" means an intercreditor
           --------------------------------------
     agreement between the Agent and a Permitted Letter of Credit Bank in form and substance acceptable to the Agent, which shall include subordination and other provisions acceptable to the Agent with respect to all Collateral other than the Inventory (and related documents and insurance proceeds of such Inventory) acquired by the Borrowers (as defined in the Revolving Loan Agreement) through letters of credit issued by such Permitted Letter of Credit Bank.

          "Jantzen Acquisition" means the Acquisition by Lessee from the Jantzen
           -------------------
     Sellers of the assets contemplated by the Jantzen Acquisition Agreement.

          "Jantzen Acquisition Agreement" means the Asset Purchase Agreement to
           -----------------------------
     be entered into among the Jantzen Sellers and Lessee, together with all exhibits and schedules thereto.

          "Jantzen Acquisition Date" means the date on which the Jantzen
           ------------------------
     Acquisition is consummated.

          "Jantzen Acquisition Documents" means, collectively, the Jantzen
           -----------------------------
     Acquisition Agreement and all other documents, agreements and certificates executed in connection with the consummation of the transactions contemplated by the Jantzen Acquisition Agreement.

          "Jantzen Apparel" means Jantzen Apparel Corp., a Delaware corporation.
           ---------------

          "Jantzen Sellers" means, collectively, Jantzen Inc., a Nevada
           ---------------
     corporation, and VF Canada, Inc., a Canadian corporation.

          "Lessee" means Perry Ellis International, Inc., a Florida corporation.
           ------

          "Permitted Letter of Credit Banks" means Hong Kong Shanghai Bank,
           --------------------------------
     Ocean Bank, Israeli Discount Bank, Commerce Bank, and any other bank acceptable to the Agent.

          "Senior Note Debt" means Indebtedness incurred by Lessee on the terms
           ----------------
     set forth in the Senior Note Offering Memorandum and pursuant to the Senior
     Note Indenture.

          "Senior Note Documents" means the Senior Note Indenture, all security
           ---------------------
     agreements relating thereto, and all other documents, agreements and certificates executed in connection therewith.

          "Senior Note Indenture" means the Indenture to be entered into among
           ---------------------
     Lessee, as issuer, certain Subsidiaries of Lessee, as guarantors, and the Senior Note Trustee, in connection with the Senior Note Debt.

          "Senior Note Offering" means the offering of the Senior Note Debt in
           --------------------
     accordance with the terms of the Senior Note Offering Memorandum.

          "Senior Note Offering Memorandum" means the Preliminary Offering
           -------------------------------
     Memorandum with respect to the offering of up to $57,250,000 principal amount of Lessee's Senior Secured Notes due 2009.

          "Senior Note Trustee" means State Street Bank and Trust Company, as
           -------------------
     trustee under the Senior Note Indenture.

          "Trademark Intercreditor Agreement" has the meaning set forth in the
           ---------------------------------
     Fourth Amendment to Master Agreement dated March 14, 2002.

Any capitalized terms used in the Master Agreement or any other Operative Document that are not defined therein shall have the meanings assigned thereto in the Revolving Loan Agreement.

     SECTION 10. Establishment of Reserve. The parties hereto acknowledge that,
                 ------------------------
effective upon the consummation of the Jantzen Acquisition on the Jantzen Acquisition Date, a reserve shall be established against the Borrowing Base (as defined in the Revolving Credit Agreement) in an amount equal to the Lease Balance under both Leases minus the stated amount of all outstanding Letters of
                          -----
Credit issued in favor of the Agent as security for Lessee's obligations under the Operative Documents. Such reserve shall continue until the termination of the Leases and the payment in full of all amounts owing under the Operative Documents.

     SECTION 11. References to Supreme. The Master Agreement is hereby amended
                 ---------------------
by deleting all references therein to the defined term "Supreme" and replacing them with "Lessee".

     SECTION 12. Permitted Receivables Disposition. The Master Agreement is
                 ---------------------------------
hereby amended by deleting all references therein to the defined term "Permitted Receivables Disposition", it being the intent of the parties hereto that such dispositions no longer be permitted without the consent of the Agent and the Required Funding Parties.

     SECTION 13. Jurisdiction of Organization. The Master Agreement is hereby
                 ----------------------------
amended by adding the following new Section 5.35:
                                    ------------

          Section 5.35 Jurisdiction of Organization.  Change its jurisdiction of
                       ----------------------------
     organization without the prior consent of the Agent.

     SECTION 14. License Subsidiary.  The Agent and the Funding Parties
                 ------------------
acknowledge and agree that (a) the provisions of Section 5.10 of the Master
                                                 ------------
Agreement shall not apply to a wholly owned Subsidiary of Lessee that is not organized under the laws of the United States of America and to which license agreements or the right to receive royalties or payments under such license agreements are transferred or assigned (a "License Subsidiary"), provided, that
                                           ------------------    --------
the aggregate payments due under all the license agreements or rights so transferred each fiscal year shall not, in the aggregate, exceed 30% of the total payment due under the all the licenses of Lessee and its Subsidiaries in such fiscal year, and (b) notwithstanding anything to the contrary set forth in the Master Agreement, so long as no Event of Default exists, Lessee and its Subsidiaries may transfer or assign license agreements or the right to receive royalties or payments under such license agreements to a License Subsidiary, free and clear of any Lien of the Agent, provided, that the aggregate payments
                                         --------
due under all the license agreements or rights so transferred each fiscal year shall not, in the aggregate, exceed 30% of the total payment due under the all the licenses of Lessee and its Subsidiaries in such fiscal year. The Agent hereby agrees to execute and deliver (and the Funding Parties authorize the Agent to execute and deliver) such Lien releases as may be reasonably requested by Lessee to evidence the foregoing.

     SECTION 15. Certain Notices. The Master Agreement is hereby amended by
                 ---------------
deleting Section 5.17(d) and replacing it with the following:
         ---------------

          (d) any (i) Potential Event of Default or Event of Default, or (ii) event that constitutes or that, with the passage of time or giving of notice or both, would constitute a default or event of default by Lessee or any of its Subsidiaries under any material agreement (other than this Agreement) to which Lessee or such Subsidiary is a party or by which Lessee or such Subsidiary or any of their respective property may be bound (including without limitation any agreement relating to the High Yield Debt, the Senior Note Debt, the Revolving Loan Agreement, the factoring arrangements with the Factors, and any letter of credit facility with a Permitted Letter of Credit Bank).

     SECTION 16. Certain Financial Covenants. Upon the consummation of the
                 ---------------------------
Jantzen Acquisition on the Jantzen Acquisition Date (and the incurrence of the Senior Note Debt), the Master Agreement is hereby amended by deleting clauses
                                                                      -------
(a) and (c) of Section 5.20 and replacing such clauses with the following:
---     ---    ------------

          (a) Maximum Funded Indebtedness to EBITDA Ratio. Permit the ratio of
              -------------------------------------------
     Funded Indebtedness to its EBITDA (measured for the preceding four fiscal quarters), in each case measured on a consolidated basis for Lessee and its consolidated Subsidiaries, to be greater than 6.0 to 1 as of any fiscal quarter ending after January 31, 2002.

          (c) Maximum Senior Funded Indebtedness to EBITDA Ratio. Permit the
              --------------------------------------------------
     ratio of (i) Funded Indebtedness minus Subordinated Indebtedness to (ii) EBITDA (measured for the preceding four fiscal quarters), in each case measured on a consolidated basis for Lessee and its consolidated Subsidiaries, to be greater than 3.0 to 1 as of any fiscal quarter ending after January 31, 2002.

     SECTION 17. Guaranties. The Master Agreement is hereby amended by deleting
                 ----------
Section 5.22 and replacing it with the following:
------------

          Section 5.22 Guaranties. Become or remain liable with respect to any
                       ----------
     Guaranty of any obligation of any other Person, excluding (a) the Guaranty by Lessee of Sunny Industries' obligations for $600,000, (b) the Subsidiary Guaranty, (c) the Guarantees by the Guarantors of the High Yield Debt, and
     (d) the Guarantees by the Guarantors of the Senior Note Debt.

     SECTION 18. Capital Expenditures. The Master Agreement is hereby amended by
                 --------------------
deleting Section 5.24 and replacing it with the following:
         ------------

          Section 5.24 Capital Expenditures. Make or incur any Capital
                       --------------------
     Expenditures, except that Lessee and its Subsidiaries may make or incur Capital Expenditures during any fiscal year in an amount not to exceed, in the aggregate, $6,000,000.

     SECTION 19. Restricted Payments. The Master Agreement is hereby amended by
                 -------------------
deleting Section 5.25 and replacing it with the following:
         ------------

          Section 5.25 Restricted Distributions and Payments, Etc. Declare or
                       -------------------------------------------
     make any Restricted Distribution or Restricted Payment; provided that, Lessee shall be permitted to redeem or repurchase outstanding High Yield Debt and the Senior Note Debt from the proceeds of an equity offering made in accordance with the Revolving Loan Agreement, provided (a) no Potential
                                                      --------
     Event of Default or Event of Default exists before or after giving effect to such redemption or repurchase, (b) Lessee is in compliance with the covenants set forth in Section 5.20 on a pro forma basis after giving
                            ------------
     effect to such redemption or repurchase, and (c) prior to such redemption or repurchase Lessee shall deliver to the Agent a certificate of the Financial Officer (i) setting forth the calculations required to establish Lessee's pro forma compliance with the requirements of Section 5.20 after
                                                            ------------
     giving effect to such redemption or repurchase, and (ii) stating that no Potential Event of Default or Event of Default exists before or after giving effect to such redemption or repurchase; provided further, that to
                                                     -------- -------
     the extent that any Asset Disposition of Intellectual Property that is subject to a first priority Lien in favor of the Senior Note Trustee in accordance with the terms of the Trademark Intercreditor Agreement is permitted under this Master Agreement, Lessee shall be permitted to redeem or repurchase outstanding Senior Note Debt from the Net Proceeds of such Asset Disposition. Notwithstanding the above, Lessee shall also be permitted at any time to repurchase or redeem capital stock or other equity securities issued by Lessee, provided (a) the consideration paid by Lessee
                                  --------
     shall not exceed $7,000,000 in the aggregate during the term of this Master Agreement, (b) no Potential Event of Default or Event of Default exists before or after giving effect to such repurchase, and (c) Lessee is in compliance with the covenants set forth in Section 5.20 on a pro forma
                                                ------------
     basis after giving effect to such redemption or repurchase.

     SECTION 20. Other Agreements. The Master Agreement is hereby amended by
                 ----------------
deleting Section 5.32 and replacing it with the following:
         ------------

          Section 5.32 Amendments of Other Agreements. Amend in any way (a) the
                       ------------------------------
     interest rate or principal amount or schedule of payments of principal and interest with respect to any Indebtedness (other than the Secured Obligations) other than to reduce the interest rate or extend the schedule of payments with respect thereto, (b) the subordination provisions applicable to the High Yield Debt or any other Subordinated Indebtedness, or (c) any of the other terms and conditions applicable to the High Yield Debt or the Senior Note Debt.

     SECTION 21. Restrictions on Subsidiaries.  The Master Agreement is hereby
                 ----------------------------
amended by deleting Section 5.33 and replacing it with the following:
                    ------------

          Section 5.33  Limitation on Certain Restrictions on Subsidiaries.
                        --------------------------------------------------
     Create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by Lessee or any Subsidiary of Lessee, or pay any Indebtedness owed to Lessee or a Subsidiary of Lessee, (b) make loans or advances to Lessee or any of Lessee's Subsidiaries, or (c) transfer any of its properties or assets to Lessee, except for such encumbrances or restrictions existing under or by reason of
     (i) applicable laws, (ii) the indenture and other agreements applicable to the High Yield Debt, (iii) the Senior Note Documents, and (iv) this Master Agreement and the Revolving Loan Agreement.

     SECTION 22. Change in Control.  Both Leases are hereby amended by deleting
                 -----------------
paragraph (q) of Article XII and replacing it with the following:
-------------    -----------

          (q)  Change in Control.  At any time after the date of this Lease, (i)
               -----------------
     any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (collectively, the "Exchange Act")), other than
                                                ------------
     Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power of all outstanding capital voting stock of Lessee, and either (A) the Permitted Holders beneficially own, directly or indirectly, in the aggregate capital voting stock of Lessee that represents a lesser percentage of the aggregate ordinary voting power of all classes of the capital voting stock of Lessee, voting together as a single class, than such other person or group and are not entitled (by voting power, contract or otherwise) to elect directors of Lessee having a majority of the total voting power of the Board of Directors of Lessee, or (B) such other person or group is entitled to elect directors of Lessee having a majority of the total voting power of the Board of Directors of Lessee; or
     (ii) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of Lessee

     (together with any new directors whose election by the Board of Directors of Lessee, or whose nomination for election by the shareholders of Lessee, as the case may be, was approved by a vote of 66 2/3% of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of Lessee then in office; or (iii) Lessee ceases to own, directly or indirectly, 100% of the capital stock of each other Obligor, or such ownership shall cease to vest in Lessee voting control over any such Obligor; or (iv) a "Change of Control" as defined in the Notes Description of the High Yield Debt Offering Memorandum, or any indenture issued in connection therewith, occurs; or (v) a "Change of Control" as defined in the Senior Note Indenture occurs.

     SECTION 23.  French Subsidiary.  The Agent and the Funding Parties waive
                  -----------------
the requirements set forth in Section 5.10 of the Master Agreement with respect
                              ------------
to Lessee's French subsidiary, Perry Ellis International Europe.

     SECTION 24.  Miscellaneous.  The Master Agreement, as amended hereby,
                  -------------
remains in full force and effect. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Florida. The Lessee hereby agrees promptly to pay, or reimburse the Agent for, any and all costs and expenses, including legal fees and disbursements, incurred by the Agent in connection with this Amendment.

     IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be executed by its respective duly authorized officer as of the date first above written


                                   PERRY ELLIS INTERNATIONAL, INC.


                                   By:____________________________________
                                      Name:_______________________________
                                      Title:______________________________

                              SUP JOINT VENTURE

                              By: Atlantic Financial Group, Inc.
                                  its General Partner


                                  By: _____________________________
                                      Name:________________________
                                      Title:_______________________


                              By: Atlantic Financial Managers, Ltd.,
                                  its General Partner


                                  By: _____________________________
                                      Name:________________________
                                      Title:_______________________

                              SUNTRUST BANK,
                                  as Agent and a Lender


                              By: __________________________________
                                  Name:_____________________________
                                  Title:____________________________

                              ISRAEL DISCOUNT BANK LIMITED, MIAMI
                                  AGENCY, as a Lender


                              By: __________________________________
                                  Name:_____________________________
                                  Title:____________________________